THIRD OMNIBUS AMENDMENT AND WAIVER

      This THIRD OMNIBUS AMENDMENT AND WAIVER (this "Third Amendment"), dated as of July 31, 2007, is entered into by and between NATIONAL INVESTMENT MANAGERS, INC., a Florida corporation (the "Company"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus"), for the purpose of amending, restating and waiving certain terms of (a) that certain Secured Convertible Term Note, dated as of March 9, 2005 (as amended, modified or supplemented from time to time, the "March Note"); (b) that certain Securities Purchase Agreement, dated as of March 9, 2005 (as amended, modified or supplemented from time to time, the "March Purchase Agreement"); (c) the other Related Agreements, as such term is defined in the March Purchase Agreement (together with the March Note, the "March Related Agreements"); (d) that certain Secured Term Note dated as of November 30, 2005 (as amended, modified or supplemented from time to time, the "November Note"); (e) that certain Securities Purchase Agreement, dated as of November 30, 2005 (as amended, modified or supplemented from time to time, the "November Purchase Agreement"); (f) the other Related Agreements, as such term is defined in the November Purchase Agreement (together with the November Note, the "November Related Agreements"), (g) that certain Securities Purchase Agreement, dated as of May 30, 2006 (as amended, modified, or supplemented from time to time, the "May Purchase Agreement"); (h) that certain Secured Non-Convertible Term Note dated as of May 30, 2006 (the "May Note"); and (i) the other Related Agreements, as such term is defined in the May Purchase Agreement (together with the May Note, the "May Related Agreements"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the applicable March Purchase Agreement, March Related Agreements, November Purchase Agreement, November Related Agreements, May Purchase Agreement or May Related Agreement (collectively, the "Transaction Documents").

      WHEREAS, the Company and Laurus have agreed to make certain changes to the Transaction Documents as set forth herein.

      NOW,  THEREFORE,  in  consideration  of the above,  and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

AMENDMENTS

      1. Laurus and the Company hereby agree that the Company shall not be required to pay the principal portion of any Monthly Principal Amount (as defined in the March Note) due on the first business day of May 2007, June 2007, July 2007, August 2007 and September 2007) on such dates (collectively, the "March Postponed Principal"); provided that, the aggregate amount of March Postponed Principal shall be paid in full on October 1, 2007 (the "Postponed Principal Due Date"), together with all other amounts due and payable on such date under the March Purchase Agreement and the March Related Agreements. Monthly Principal Amount payments shall resume pursuant to the terms of the March Note on October 1, 2007.

      2. Laurus and the Company hereby agree that the Company shall not be required to pay the principal portion of any Monthly Principal Amount (as defined in the November Note) due on the first business day of May 2007, June 2007, July 2007, August 2007 and September 2007) on such dates (collectively, the "November Postponed Principal"); provided that, the aggregate amount of November Postponed Principal shall be paid in full on the Postponed Principal Due Date, together with all other amounts due and payable on such date under the November Purchase Agreement and the November Related Agreements. Monthly Principal Amount payments shall resume pursuant to the terms of the November Note on October 1, 2007.

      3. Laurus and the Company hereby agree that the Company shall not be required to pay the principal portion of any Monthly Principal Amount (as defined in the May Note) due on the first business day of May 2007, June 2007, July 2007, August 2007 and September 2007) on such dates (collectively, the "May Postponed Principal"); provided that, the aggregate amount of May Postponed Principal shall be paid in full on the Postponed Principal Due Date, together with all other amounts due and payable on such date under the May Purchase Agreement and the May Related Agreements. Monthly Principal Amount payments shall resume pursuant to the terms of the May Note on October 1, 2007.

      4. As consideration for the additional agreements set forth in Sections 1-3 of this Third Amendment, the Company shall make a cash payment to Laurus on August 1, 2007 of $86,608.93.


MISCELLANEOUS

      5. Laurus understands that the Company has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. The Company hereby covenants to report the terms and provisions of this Amendment on a current report on Form 8-K within five (5) business days of the date hereof.

      6. Each amendment and waiver set forth herein shall be effective as of the date first above written (the "Amendment Effective Date") on the date when each of the Company and Laurus shall have executed and the Company shall have delivered to Laurus its respective counterpart to this Amendment.

      7. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Transaction Documents, and all of the other forms, terms and provisions of the Transaction Documents remain in full force and effect. To the extent that the terms of this Amendment conflict with the terms of any of the Transaction Documents or any previous Amendments, the terms of this Amendment shall govern.

      8. The Company hereby represents and warrants to Laurus that after giving effect to this Amendment: (i) on the date hereof, all representations, warranties and covenants made by the Company in connection with the Transaction Documents are true, correct and complete; and (ii) on the date hereof, all of the Company's and its Subsidiaries' covenant requirements set forth in the Transaction Documents have been met.

      9. From and after the Amendment Effective Date, any references to any Transaction Document shall be deemed to be references to such Transaction Document as modified hereby.

      10. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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


      IN WITNESS WHEREOF, each of the Company and Laurus has caused this Amendment to be signed in its name effective as of this 31st day of July 2007.



                                   NATIONAL INVESTMENT MANAGERS INC.


                                   By:/s/Steve Ross
                                      -------------
                                   Name:  Steve Ross
                                   Title: CEO

                                   LAURUS MASTER FUND, LTD.


                                   By:/e/Eugene Grin
                                      --------------
                                   Name:  Eugene Grin
                                   Title: Managing Director



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